Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated June 1, 1996)



                           Banc One Auto Trust 1996-B



           Interest Period September 15, 1997 through October 14, 1997

         Collection Period September 1, 1997 through September 30, 1997


The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by:                 /s/ Tom Lewis
                           ----------------------
                           Tom Lewis
                           Vice President
                           Bank One, Arizona, N.A.


A. ORIGINAL DEAL PARAMETER INPUTS
   ------------------------------
(A) Total Receivable Balance                                                                         305,686,731.00
(B) Total Certificate Balance                                                                        305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                                  96.00%
    (ii)  Original Class A Principal Balance                                                         293,459,000.00
    (iii) Class A Pass-Through Rate                                                                            6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                   4.00%
    (ii)  Original Class B Principal Balance                                                          12,227,731.00
    (iii) Class B Pass-Through Rate                                                                            6.70%
(E) Servicing Fee Rate (per annum)                                                                             1.00%
(F) Weighted Average Coupon (WAC)                                                                             12.15%
(G) Weighted Average Original Maturity (WAOM)                                                                 60.12 months
(H) Weighted Average Remaining Maturity (WAM)                                                                 45.97 months
(I) Number of Receivables                                                                                    31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial
          Certificate Balance)                                                                                 1.50%
    (ii)  Reserve Fund Initial Deposit                                                                 4,585,300.97
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater of J(iii)(b or c) if
              1.75% charge-off and delinquency triggers not hit -
              otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                           1.00%
          (c) Percent of Remaining Certificate Balance                                                         3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                                 8.00%


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
   ---------------------------------------------
(A) Total Receivable Balance                                                                         155,116,917.19
(B) Total Certificate Balance                                                                        155,116,917.19
(C) Total Certificate Pool Factor                                                                         0.5074375
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                 148,912,107.17
    (ii) Class A Certificate Pool Factor                                                                  0.5074375
(E) Class B Certificates                                                                               6,204,810.02
    (i)  Class B Certificate Balance                                                                      0.5074375
    (ii) Class B Certificate Pool Factor                                                               5,041,299.81
(F) Reserve Fund Balance
(G) Cumulative Net Losses for All Prior Periods                                                        7,023,255.00
(H) Charge-off Rate for Second Preceding Period                                                                0.86%
(I) Charge-off Rate for Preceding Period                                                                       1.90%
(J) Delinquency Percentage for Second Preceding Period                                                         0.48%
(K) Delinquency Percentage for Preceding Period                                                                0.65%
(L) Weighted Average Coupon (WAC)                                                                            12.120%
(M) Weighted Average Remaining Maturity (WAM)                                                                 37.14  months
(N) Number of Receivables                                                                                    20,780




C. INPUTS FROM THE MAINFRAME
   -------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                        8,514,541.34
    (ii)  Prepayments in Full                                                                                  0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                       0.00
    (iv)  Other Refunds Related to Principal                                                                   0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                         1,579,411.89
    (ii)  Repurchased Loan Proceeds Related to Interest                                                        0.00
(C) Weighted Average Coupon (WAC)                                                                              0.00%
(D) Weighted Average Remaining Maturity (WAM)                                                                  0.00 months
(E) Remaining Number of Receivables                                                                          19,800

(F) Delinquent Receivables                                       Dollar Amount                           #  Units
                                                                 --------------                          --------
    (i)  30-59 Days Delinquent                                       3,516,651          2.40%                460
    (ii)  60-89 Days Delinquent                                        674,955          0.46%                 94
    (iii) 90 Days or More Delinquent                                   372,340          0.25%                 42



D. INPUTS DERIVED FROM OTHER SOURCES
   ---------------------------------
(A) Reserve Fund Investment Income                                                                          0.00
(B) Collection Account Investment Income                                                                    0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                       236,682.64
     (ii)  Realized Losses for Collection Period (B)(i)-(D)(i)                                        196,028.25
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                    40,654.39
    (ii)  Liquidation Proceeds Related to Interest                                                          0.00
    (iii) Recoveries from Prior Month Charge Offs                                                     199,942.22


E. COLLECTIONS
   -----------
Interest Collections:
(A) Interest Payments Received                                                                      1,579,411.89
(B) Liquidation Proceeds Related to Interest                                                                0.00
(C) Repurchased Loan Proceeds                                                                               0.00
(D) Recoveries from Prior Month Charge Offs                                                           199,942.22
                                                                                      --------------------------
(E) Interest Collections                                                                            1,779,354.11

Principal Collections:
(F) Principal Payments Received                                                                     8,514,541.34
(G) Liquidation Proceeds Related to Principal                                                          40,654.39
(H) Repurchased Loan Proceeds                                                                               0.00
                                                                                      --------------------------
(I) Principal Collections                                                                           8,555,195.73
(J) Total Collections                                                                              10,334,549.84


F. DISTRIBUTABLE AMOUNTS
   ---------------------
(A) Servicing Fee:
    (i)   Servicing Fee                                                                               129,264.10
    (ii)  Prior Collection Period unpaid Servicing Fees                                                     0.00
                                                                                      --------------------------
    (iii) Total Servicing Fee                                                                         129,264.10

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                    812,811.92
    (ii)  Class A prior period Interest Carryover Shortfall                                                 0.00
                                                                                      --------------------------
    (iii) Class A Interest Distribution                                                               812,811.92

(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                     34,643.52
    (ii)  Class B prior period Interest Carryover Shortfall                                                 0.00
                                                                                      --------------------------
    (iii)  Class B Interest Distribution                                                               34,643.52

(D) Total Certificate Interest Distribution                                                           847,455.44
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                  976,719.54

Principal:
(F) Principal Collections                                                                           8,555,195.73
(G) Realized Losses                                                                                   196,028.25
                                                                                      --------------------------
(H) Total Monthly Principal                                                                         8,751,223.98

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                 8,401,167.53
    (ii)  Class A prior period Principal Carryover Shortfall                                                0.00
                                                                                      --------------------------
    (iii)  Class A Principal Distribution                                                           8,401,167.53

(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                   350,056.45
    (ii)  Class B prior period Principal Carryover Shortfall                                                0.00
                                                                                      --------------------------
    (iii)  Class B Principal Distribution                                                             350,056.45

(K) Total Principal Distribution                                                                    8,751,223.98

(L) Total Interest and Principal Distribution Amounts
     plus Servicing Fee                                                                             9,727,943.52


G. DISTRIBUTIONS
   -------------
(A) Total Interest Collections available to be distributed                                          1,779,354.11
(B)  Class B Percentage of Principal Collections                                                      342,215.16
(C) Servicing Fee:
    (i)   Total Servicing Fee                                                                         129,264.10
    (ii)  Servicing Fee paid                                                                          129,264.10
                                                                                      --------------------------
    (iii)  Unpaid Servicing Fee                                                                             0.00
(D) Total Interest Collections available to be distributed after
     Servicing Fee paid                                                                             1,650,090.01
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                              812,811.92
    (ii)   Class A Interest Distribution paid from Interest Collections after Servicing Fee           812,811.92
    (iii)  Total Interest Collections available after Class A Interest
           Distribution paid                                                                          837,278.09
    (iv)   Class A Interest Distribution remaining to be paid                                               0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of Principal Collections              0.00
    (vi)   Class A Interest Distribution remaining to be paid                                               0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                             0.00
    (viii) Class A Interest Carryover Shortfall                                                             0.00
    (ix)   Class A Interest Distribution paid                                                         812,811.92

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                34,643.52
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A
          Interest Distribution                                                                        34,643.52
    (iii) Total Interest Collections available after Class B Interest
           Distribution paid                                                                          802,634.57
    (iv)  Class B Interest Distribution remaining to be paid                                                0.00
    (v)   Class B Interest Distribution paid from Reserve Fund                                              0.00
    (vi)  Class B Interest Carryover Shortfall                                                              0.00
    (vii) Class B Interest Distribution paid                                                           34,643.52

(G) Total Interest Paid                                                                               847,455.44
(H) Total Interest and Servicing Fee Paid                                                             976,719.54
(I) Total Interest Collections available after Servicing Fee and Class A
     and Class B Interest Distribution paid                                                           802,634.57

Total Collections available to be distributed:
(J) Total Principal Collections                                                                     8,555,195.73
(K) Excess Interest                                                                                   802,634.57
(L) Less: Class B Percentage of Principal Collections used to pay Class A
     Interest Distribution                                                                                  0.00
(M) Total Collections available to be distributed as principal                                      9,357,830.30


Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                            8,401,167.53
    (ii)  Class A Principal Distribution paid from total Collections
           available to be distributed                                                              8,401,167.53
    (iii) Total Collections available after Class A Principal Distribution paid                       956,662.77
    (iv)  Class A Principal Distribution remaining to
           be paid                                                                                          0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                             0.00
    (vi)  Class A Principal Carryover Shortfall                                                             0.00
    (vii) Total Class A Principal Distribution paid                                                 8,401,167.53

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                              350,056.45
    (ii)  Class B Principal Distribution paid from total Collections
           available to be distributed                                                                350,056.45
    (iii) Total Collections available after Class B Principal Distribution paid                       606,606.32
    (iv)  Class B Principal Distribution remaining to be paid                                               0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                             0.00
    (vi)  Class B Principal Carryover Shortfall                                                             0.00
    (vii) Total Class B Principal Distribution paid                                                   350,056.45

(P)  Total Excess Cash to the Reserve Fund                                                            606,606.32

H. POOL BALANCE AND PORTFOLIO INFORMATION
   --------------------------------------
                                                                       Beginning                           End
                                                                       of Period                        of Period
                                                                ------------------------            ----------------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                           155,116,917.19                      146,365,693.21
    (ii)   Aggregate Certificate Pool Factor                                0.5074375                           0.4788094
    (iii)  Class A Principal Balance                                   148,912,107.17                      140,510,939.64
    (iv)   Class A Pool Factor                                              0.5074375                           0.4788094
    (v)    Class B Principal Balance                                     6,204,810.02                        5,854,753.57
    (vi)   Class B Pool Factor                                              0.5074375                           0.4788095

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                          12.12%                              0.00%
    (ii)  Weighted Average Remaining Maturity (WAM)                              37.14 months                        0.00 months
    (iii) Remaining Number of Receivables                                       20,780                             19,800
    (iv)  Pool Balance                                                  155,116,917.19                     146,365,693.21



I. RECONCILIATION OF RESERVE ACCOUNT
   ---------------------------------
(A) Beginning Reserve Account Balance                                                                        5,041,299.81
(B) Less: Draw to pay Class A Interest Distribution                                                                  0.00
(C) Reserve Account Balance after draw                                                                       5,041,299.81
(D) Less: Draw to pay Class B Interest Distribution                                                                  0.00
(E) Reserve Account Balance after draw                                                                       5,041,299.81
(F) Less: Draw to pay Class A Principal Distribution                                                                 0.00
(G) Reserve Account Balance after draw                                                                       5,041,299.81
(H) Less: Draw to pay Class B Principal Distribution                                                                 0.00
(I) Reserve Account Balance after draw                                                                       5,041,299.81
(J) Total excess Collections deposited in the Reserve
     Fund                                                                                                      606,606.32
                                                                                                    ----------------------
(K) Reserve Fund Balance                                                                                     5,647,906.13
(L) Specified Reserve Account Balance                                                                        4,756,885.03
(M) Reserve Account Release to Seller                                                                          891,021.10
                                                                                                    ----------------------
(N) Ending Reserve Account Balance                                                                           4,756,885.03
                                                                                                    ======================

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
   -----------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                             40,654.39
    (ii)  Liquidation Proceeds Related to Interest                                                                   0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                        199,942.22
(B) Realized Net Losses for Collection Period                                                                  196,028.25
(C) Charge-off Rate for Collection Period (annualized)                                                              -0.03%
(D) Cumulative Aggregate Net Losses for all Periods                                                          7,219,283.25

(E) Delinquent Receivables
                                                                                 Dollar Amount                            #  Units
                                                                                --------------                            --------
    (i)   30-59 Days Delinquent                                                       3,516,651            2.40%             460
    (ii)  60-89 Days Delinquent                                                         674,955            0.46%              94
    (iii) 90 Days or More Delinquent                                                    372,340            0.25%              42

K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
   -------------------------------------------------------
(A) Charge-off Rate
    (i) Second Preceding Collection Period                                                                         0.86%
    (ii) Preceding Collection Period                                                                               1.90%
    (iii) Current Collection Period                                                                               -0.03%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                       0.91%

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                                                                       0.48%
    (ii)  Preceding Collection Period                                                                              0.65%
    (iii) Current Collection Period                                                                                0.72%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                      0.62%

(C) Loss and Delinquency Trigger Indicator                                                      Trigger was not hit


L. STATEMENT TO CERTIFICATEHOLDERS
   -------------------------------                                                                               Per $1,000 of
                                                                                                              Original Principal
(A)  Amount of distribution allocable to principal:                                 Dollars ($)                     Balance
                                                                             --------------------------      ----------------------
    (i)    Class A Certificates                                                           8,401,167.53                  28.6280793
    (ii)   Class B Certificates                                                             350,056.45                  28.6280793

                                                                                                                 Per $1,000 of
                                                                                                               Original Principal
(B)  Amount of distribution allocable to interest:                                  Dollars ($)                     Balance
                                                                             --------------------------      ----------------------
    (i)    Class A Certificates                                                             812,811.92                   2.7697631
    (ii)   Class B Certificates                                                              34,643.52                   2.8331931

(C)  Pool Balance as of the close of business on the last day of the
      Collection Period                                                                 146,365,693.21
                                                                             --------------------------

                                                                                                                 Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect                                             Original Principal
     to the related Collection Period                                               Dollars ($)                     Balance
                                                                            --------------------------      ----------------------
    (i)    Total Servicing Fee                                                             129,264.10
    (ii)   Class A Percentage of the Servicing Fee                                         124,093.42                   0.4228646
    (ii)   Class B Percentage of the Servicing Fee                                           5,170.67                   0.4228646

                                                                                                                 Per $1,000 of
                                                                                                               Original Principal
                                                                                    Dollars ($)                     Balance
                                                                            --------------------------      ----------------------
(E) (i)    Class A Interest Carryover Shortfall                                                  0.00                   0.0000000
    (ii)   Class A Principal Carryover Shortfall                                                 0.00                   0.0000000
    (iii)  Class B Interest Carryover Shortfall                                                  0.00                   0.0000000
    (iv)   Class B Principal Carryover Shortfall                                                 0.00                   0.0000000

    Change with respect to immediately preceding Distribution Date:
    (v)    Class A Interest Carryover Shortfall                                                  0.00                   0.0000000
    (vi)   Class A Principal Carryover Shortfall                                                 0.00                   0.0000000
    (vii)  Class B Interest Carryover Shortfall                                                  0.00                   0.0000000
    (viii) Class B Principal Carryover Shortfall                                                 0.00                   0.0000000

(F) Pool factors for each class of certificates, after giving effect
    to all payments allocated to principal                                                                         Pool Factor
                                                                                                            ----------------------
    (i)    Class A Pool Factor                                                                                          0.4788094
    (ii)   Class B Pool Factor                                                                                          0.4788095

(G) Amount of the aggregate Realized Losses, if any, for such                              196,028.25
    Collection Period ($)
                                                                            --------------------------

(H) Aggregate principal balance of all Receivables which were more
    than 60 days delinquent as of the close of business on the last                      1,047,294.90
    day of the preceding Collection Period

(I) Amount on deposit in the Reserve Fund on such Distribution Date,
    after giving effect to distributions made on such Distribution Date                  4,756,885.03
                                                                            --------------------------

(J)  Aggregate outstanding principal balances for each class of certificates, after giving effect to all payments allocated to
     principal                                                                                                Principal Balance
                                                                                                            ----------------------
    (i)    Class A Principal Balance                                                                               140,510,939.64
    (ii)   Class B Principal Balance                                                                                 5,854,753.57

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on
     such Distribution Date                                                                      0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer with respect to the Related Collection
     Period ($)                                                                                  0.00
                                                                            --------------------------



M. INSTRUCTIONS TO THE TRUSTEE
   ---------------------------
On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                                   129,264.10
     (ii)  Servicing Fees retained by the Seller                                           129,264.10
                                                                            --------------------------
     (iii) Servicing Fees to be distributed to the Seller on the
           Distribution Date (i-ii)                                                                                          0.00
                                                                                                        --------------------------

(B) Withdraw from the Collection Account and deposit in the Class A
    Distribution Account:
     (i)   for the Class A Interest Distribution                                           812,811.92
     (ii)  for the Class A Principal Distribution                                        8,401,167.53
                                                                            --------------------------
     (iii) Total (i+ii)                                                                                              9,213,979.45
                                                                                                        --------------------------

(C) Withdraw from the Collection Account and deposit in the Class B
    Distribution Account:
      (i)  for the Class B Interest Distribution                                            34,643.52
      (ii)  for the Class B Principal Distribution                                         350,056.45
                                                                            --------------------------
      (iii) Total (i+ii)                                                                                               384,699.98
                                                                                                        --------------------------

(D)  Withdraw excess Collections from the Collection Account and
     deposit in  the Reserve Fund                                                                                      606,606.32
                                                                                                        --------------------------
(E) Withdraw from the Reserve Fund and deposit in the Class A
    Distribution Account:
     (i)    Amount equal to the excess of the Class A Interest
            Distribution over the sum of Interest Collections and the
            Class B Percentage of Principal  Collections                                         0.00
     (ii)   Amount equal to the excess of the Class A Principal
            Distribution over the portion of Principal Collections and
            Interest Collections remaining after the distribution of
            the Class A Interest Distribution and the Class B
            Interest Distribution                                                                0.00
                                                                            --------------------------
     (iii)  Total                                                                                                            0.00
                                                                                                        --------------------------

(F) Withdraw from the Reserve Fund and deposit in the Class B
    Distribution Account:
     (i)   Amount equal to the excess of the Class B Interest
           Distribution over the portion of Interest Collections
           remaining after the distribution of the Class A Interest                               0.00
           Distribution
     (ii)  Amount equal to the excess of the Class B Principal
           Distribution over the portion of Principal Collections and
           Interest Collections remaining after the distribution of
           the Class A Interest Distribution, the Class B Interest
           Distribution, and the Class A Principal Distribution                                   0.00

                                                                            ---------------------------
     (iii) Total                                                                                                            0.00
                                                                                                         ------------------------